SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC
                                      20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  February 15, 2000


                                   TRISM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-23210                13-3491658
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
 of incorporation)                  File Number)          Identification No.)


4174 Jiles Road, Kennesaw, Georgia                        30144
(Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code:  (770) 795-4600




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ITEM 5.  OTHER EVENTS

On February 15, 2000, the Registrant issued a press release, included as an exhibit to this Report, announcing that it had consummation of its Plan of Reorganization. The information set forth in the press release is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        EXHIBIT NO.                          EXHIBIT
        -----------                          -------

            99.1                      Press Release issued February 15, 2000

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRISM, INC.


                                   By: /S/ JAMES G. OVERLEY
                                       -----------------------------------------
                                       James G. Overley
                                       Senior Vice President and Chief Financial
                                          Officer



Date:  February 18, 2000

                                                          Exhibit 99.1


TRISM, Inc. Announces Exit from Chapter 11

KENNESAW,  Ga., Feb. 16 /PRNewswire/ -- TRISM, Inc. (OTC Bulletin Board: TRSMQ -
news), the nation's leading transportation company that specializes in the transportation of heavy weight, over-dimensional, environmental, and secured materials (the "Company") announced today the consummation of its Plan of Reorganization. In accordance with the Plan, the Company converted $86.2 million of existing Senior Subordinated Notes into an aggregate principal amount of $30 million of New Senior Subordinated Notes, due 2005, bearing interest at the rate of 12% per annum and 95% of the new common stock of the reorganized TRISM. Existing common stockholders will receive 5% of the new common stock of the reorganized TRISM. Under the Plan, the Company significantly reduced its long-term debt, will pay all trade debt in full, secured a multiyear $42.5 million financing arrangement and, under the direction of its current management team, will continue with its multifaceted specialized transportation and logistics operations.

Ed McCormick, Chairman of the Board and Chief Executive Officer of TRISM, Inc. stated the following, "We are pleased to bring closure to this process and look forward to successfully building on a leaner and well capitalized TRISM. I would like to personally thank our customers, suppliers, lenders and management team for their support and efforts during this process. Our entire Company is excited about the opportunities at TRISM as we continue setting the standard of being the premier specialized transportation company in North America."

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include but are limited to, factors detailed in the Company's Securities and Exchange Commission filings.

For more information on TRISM, visit their website at www.trism.com.